UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 6, 2002


                                   TELMARK LLC
             (Exact name of registrant as specified in its charter)


Delaware                               33-70732                       16-1551523
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(State or other jurisdiction of      (Commission                   (IRS Employer
incorporation or organization)       File Number)            Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-7935

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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE


On March 6,  2002,  Agway  Inc.  ("Agway"),  the owner of 100% of the  equity of
Telmark LLC ("Telmark"), announced its intention to pursue the sale of Telmark to a third party as part of a plan that would have Agway focus on fewer businesses. Agway has retained the investment banking firm Goldman, Sachs & Co. to assist in pursuing a sale transaction. A copy of the press release issued by Telmark relating to Agway's announcement is filed as an exhibit hereto.

At this stage, the impact, if any, of a change of control of Telmark on its financial condition, results of operation or outstanding securities cannot be predicted. However, if Agway is successful in finding a buyer for Telmark, such buyer might change the operations and capital structure of Telmark. In particular, a buyer may have different financing needs than Telmark currently has or may have available to it lower-cost financing alternatives than those currently available to Telmark. As a result, a buyer might replace some or all of Telmark's sources of capital, which could involve redeeming outstanding debentures in accordance with their terms.

In anticipation of a possible sale, Telmark has determined that, effective as of March 6, 2002, it will no longer offer or issue debentures to the public, other than pursuant to the interest reinvestment option of the debentures. Under that option, debenture holders may elect to receive interest on debentures either in cash or in the form of additional principal on the debentures. However, once a debenture reaches maturity, the holder will not be permitted to invest the proceeds in additional debentures.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

We are including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by us, or on our behalf. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, we caution that, while we believe such assumptions or basis to be reasonable and make them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed in this report and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Where, in any forward-looking statement, we, or our management, express an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but we cannot assure you that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect" and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit

The following is a complete list of exhibits filed as part of this report:

No.
---

99       Additional exhibits

         Press release relating to Telmark LLC dated Wednesday, March 6, 2002.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TELMARK LLC
                                     (Registrant)





Date March 6, 2002                   By /s/ Peter J. O'Neill
     -----------------                  ----------------------------------------
                                        Peter J. O'Neill, Senior Vice President,
                                        Finance and Control
                                        (Principal Accounting Officer)


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